UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2013

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

In connection with the sale of up to 90% of the common stock of International Lease Finance Corporation (“ILFC”) by AIG Capital Corporation (“Seller”), a wholly owned direct subsidiary of American International Group, Inc. (“AIG”) and the sole shareholder of ILFC, to Jumbo Acquisition Limited (“Purchaser”), the Deposit Amount was not received by the Escrow Agent when due pursuant to Clause 2.5 of the Share Purchase Agreement, dated as of December 9, 2012, by and among AIG, Seller, and Purchaser, as amended (the “Share Purchase Agreement”).  Capitalized terms used herein but not otherwise defined shall have the meaning given them in the Share Purchase Agreement. ILFC previously filed the Share Purchase Agreement as Exhibit 2.1 to its Current Report on Form 8-K filed on December 10, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
	By:	Elias Habayeb
Senior Vice President & Chief Financial Officer

DATED: May 31, 2013